UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): AUGUST 29, 2006


                          ADC TELECOMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


          Minnesota                   0-1424                41-0743912
(State or other jurisdiction       (Commission           (I.R.S. Employer
      of incorporation)            File Number)         Identification No.)


              13625 Technology Drive, Eden Prairie, Minnesota 55344 (Address of principal executive offices, including zip code)

                                 (952) 938-8080
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition

ADC Telecommunications, Inc. has reported its 3rd Quarter 2006 financial results. The Company's press release dated AUGUST 29, 2006 announcing the results is attached hereto as Exhibit 99.1.


Item 7.01.   Regulation FD Disclosure

ADC Telecommunications, Inc. has reported its 3rd Quarter 2006 financial results. The Company's press release dated AUGUST 29, 2006 announcing the results is attached hereto as Exhibit 99.1.


Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits

   (c)   Exhibits.

         Exhibit 99.1:     Press Release dated AUGUST 29, 2006.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           ADC TELECOMMUNICATIONS, INC.
                                           (Registrant)



Date: AUGUST 29, 2006                      By: /s/ Gokul V. Hemmady
                                               ---------------------------------
                                               Gokul V. Hemmady
                                               Vice President and Chief
                                               Financial Officer

                          ADC TELECOMMUNCIATIONS, INC.
                                 FORM 8-K REPORT

                                INDEX TO EXHIBITS

Exhibit No.          Description
-----------          -----------

   99.1              Press Release dated AUGUST 29, 2006